EXHIBIT 99.1

                                  $299,517,000
                                  (Approximate)
                          GSAA Home Equity Trust 2004-5
                     GS Mortgage Securities Corp., Depositor
                             Asset-Backed Securities

Overview of the Offered Certificates
------------------------------------

                    Initial
                   Principal         Certificate                                      Target Credit
Certificates     Balance (1)(2)          Type          Collateral Group(3)              Support(4)
----------------------------------------------------------------------------------------------------
AV-1              $105,977,000            Sr                 Group I                     9.25%
AF-2               $66,815,000            Sr                 Group I                     9.25%
AF-3               $21,382,000            Sr                 Group I                     9.25%
AF-4               $44,161,000            Sr                 Group I                     9.25%
AF-5               $26,482,000            Sr                 Group I                     9.25%
AV-2               $11,870,000            Sr                Group II                     9.25%
M-1                 $8,618,000            Mez            Groups I and II                 6.40%
M-2                 $6,501,000            Mez            Groups I and II                 4.25%
B-1                 $5,897,000            Sub            Groups I and II                 2.30%
B-2                 $1,814,000            Sub            Groups I and II                 1.70%
Total             $299,517,000

                      Initial            Average        Principal
                    Pass-Through           Life          Payment              Ratings
Certificates          Rate (5)           (yrs)(6)     Window (6) (7)        Moody's/S&P
---------------------------------------------------------------------------------------

AV-1                LIBOR +[ ]%            1.00       07/04 - 07/06           Aaa/AAA
AF-2                   [ ]%                3.00       07/06 - 10/08           Aaa/AAA
AF-3                   [ ]%                5.00       10/08 - 04/10           Aaa/AAA
AF-4                   [ ]%                8.60       04/10 - 03/14           Aaa/AAA
AF-5                   [ ]%                6.79       07/07 - 03/14           Aaa/AAA
AV-2                LIBOR +[ ]%            2.43       07/04 - 02/14           Aaa/AAA
M-1                    [ ]%                6.38       07/07 - 03/14           Aa2/AA
M-2                    [ ]%                6.38       07/07 - 03/14            A2/A+
B-1                    [ ]%                6.38       07/07 - 03/14          Baa2/BBB+
B-2                    [ ]%                6.16       07/07 - 11/13          Baa3/BBB-
Total

(1) The aggregate initial principal balance of Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(2) The principal balance of the Offered Certificates is calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date rolled forward one month to June 1, 2004 balances using 5% CPR.
(3) The Offered Certificates are entitled to receive principal payments primarily from the primary collateral groups indicated. Under certain circumstances, the Class A Certificates in one Certificate Group may receive principal from the other collateral group.
(4) Initial overcollateralization will be 0.95% and is expected to build to a target overcollateralization amount of 1.70%.
(5) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.
(6) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.
(7) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in June 2034.

Selected Mortgage Pool Data(8)
------------------------------

------------------------------------------  ---------------------------  -----------------------------  -------------------------
                                                     Group I                       Group II                     Aggregate
                                                 Fixed Rate Loans            Adjustable Rate Loans
------------------------------------------  ---------------------------  -----------------------------  -------------------------
Scheduled Principal Balance:                              $290,891,985                    $13,029,204               $303,921,189
Number of Mortgage Loans:                                        1,417                             48                      1,465
Avg. Scheduled Principal Balance:                             $205,287                       $271,442                   $207,455
Wtd. Avg. Gross Coupon:                                         6.564%                         6.278%                     6.552%
Wtd. Avg. Net Coupon (9):                                       6.039%                         5.770%                     6.027%
Wtd. Avg. Original FICO Score:                                     686                            648                        684
Wtd. Avg. Original LTV Ratio:                                   80.89%                         83.97%                     81.02%
Wtd. Avg.  Std. Remaining Term (Mo.):                              350                            357                        351
Wtd. Avg.  Seasoning (Mo.):                                          2                              3                          2
Wtd. Avg.  Months to Roll(10):                                     N/A                             25                         25
Wtd. Avg.  Gross Margin(10):                                       N/A                          6.76%                      6.76%
Wtd. Avg.  Initial Rate Cap(10):                                   N/A                          3.00%                      3.00%
Wtd. Avg. Periodic Rate Cap(10):                                   N/A                          1.50%                      1.50%
Wtd. Avg. Gross Max. Lifetime Rate(10):                            N/A                         13.32%                     13.32%
------------------------------------------  ---------------------------  -----------------------------  -------------------------

(8) All percentages of mortgage loans calculated herein are percentages of the scheduled principal balances as of the Statistical Calculation Date.
(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees, trustee fees and lender-paid mortgage insurance fee.
(10) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

      o The mortgage loans in the transaction consist of Alt-A type, fixed and adjustable rate, first lien, residential mortgage loans (the "Mortgage Loans") originated by First National Bank of Nevada ("First Nevada") (82%) and Fremont Investment & Loan ("Fremont") (18%).

      o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 0.95%, which is expected to build to a target overcollateralization of 1.70%, excess spread, and mortgage insurance.

      o The mortgage loans originated by First Nevada will be serviced by Countrywide Home Loans Servicing LP ("Countrywide") and the mortgage loans originated by Fremont will be serviced by Chase Manhattan Mortgage Corporation ("Chase").

      o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

      o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

      o The transaction will be modeled on INTEX as "GSAA045" and on Bloomberg as "GSAA 04-5".

      o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------
Expected Closing Date:                             On or before June 29, 2004

Cut-off Date:                                      June 1, 2004

Statistical Calculation
Date:                                              May 1, 2004

Expected Pricing Date:                             On or before June 18, 2004

First Distribution Date:                           July 26, 2004

Key Terms
---------
Offered Certificates:                              Class AV-1, AF-2, AF-3, AF-4, AF-5, AV-2, M-1, M-2, B-1 and B-2 Certificates

Class A Certificates:                              Class AV-1, AF-2, AF-3, AF-4, AF-5 and AV-2 Certificates

Group I Certificates:                              Class AV-1, AF-2, AF-3, AF-4 and AF-5

Group II Certificates:                             Class AV-2 Certificates

Certificate Group:                                 Either the Group I Certificates, collectively, or the Group II Certificates

Fixed Rate Certificates:                           Class AF-2, AF-3, AF-4, AF-5, M-1, M-2, B-1 and B-2 Certificates

Variable Rate Certificates:                        Class AV-1 and AV-2 Certificates

Subordinate Certificates:                          Class M-1, M-2, B-1 and B-2 Certificates Class AF-5 Certificates: The Class AF-5
                                                   Certificates will be "lock-out" certificates. The Class AF-5 Certificates generally will not receive any portion of principal payment until the July 2007
                                                   Distribution Date. Thereafter, they will receive an increasing percentage of their pro-rata share of principal payable to the Group I Certificates based on a schedule.

Depositor:                                         GS Mortgage Securities Corp.

Manager:                                           Goldman Sachs & Co.

Servicers:                                         Countrywide for the First Nevada Mortgage Loans and Chase for the Fremont
                                                   Mortgage Loans. Fremont will service the Fremont Mortgage Loans for the first two months of the transaction.

Trustee:                                           Deutsche Bank National Trust Company

Servicing Fee Rate:                                50 bps

Trustee Fee Rate:                                  0.87 bps


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date:                                 25th day of the month or the following business day

Record Date:                                       For any Distribution Date, the last business day of the related Interest Accrual
                                                   Period

Delay Days:                                        24 days for the Fixed Rate Certificates. 0 days for the Variable Rate
                                                   Certificates

Day Count:                                         30/360 for the Fixed Rate Certificates. Actual/360 for the Variable Rate
                                                   Certificates

Interest Accrual Period:                           For the Fixed Rate Certificates, the calendar month immediately preceding the then current Distribution Date. For the Variable Rate Certificates, the prior
                                                   Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment
Assumption:                                        Fixed rate mortgage loans: CPR starting at 10% CPR in month 1 and increasing to
                                                   20% CPR in month 10 (an approximate 1.111% increase per month), and remaining at
                                                   20% CPR thereafter, adjusted for loan age
                                                   Adjustable rate mortgage loans: 28% CPR

Due Period:                                        For the Mortgage Loans, the period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Group I Mortgage Loans:                            Approximately $290,891,985 of fixed rate mortgage loans

Group II Mortgage Loans:                           Approximately $13,029,204 of adjustable rate mortgage loans

Servicer Advancing:                                Yes as to principal and interest, subject to recoverability

Compensating Interest:                             The Servicers shall provide compensating interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by such Servicer for that Distribution Date

Optional Clean-up Call:                            The transaction has a 10% optional clean-up call

Rating Agencies:                                   Moody's Investors Service and Standard & Poor's Ratings Group

Minimum Denomination:                              $50,000 with regard to each of the Offered Certificates

Legal Investment:                                  It is anticipated that Offered Certificates will not be SMMEA eligible

ERISA Eligible:                                    Underwriter's exemption is expected to apply to all Offered Certificates.
                                                   However, prospective purchasers should consult their own counsel

Tax Treatment:                                     All Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                                        The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                                                   PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION
                                                   THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED
                                                   CERTIFICATES

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to build and maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

As described below, interest on Fixed Rate Certificates will be paid monthly at a specified rate and interest on the Variable Rate Certificates will be paid monthly at a rate of one-month LIBOR plus a margin. These coupons will be subject to the applicable loan group cap or WAC Cap, as described below and for certain classes of the Offered Certificates the coupons or margins will step up after the optional clean-up call date, as described below.

The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemember's Civil Relief Act (or any similar state statute) allocated to such class.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.70% overcollateralization (building from an initial level of 0.95%) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.40% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. Of the Mortgage Loans with loan-to-value ratios greater than 80%, approximately 68.85% are covered by either borrower paid mortgage insurance or lender paid mortgage insurance and approximately 31.15% are not covered by mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in July 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 18.50%.

--------------------   --------------------    --------------------    --------------------
                           Initial Credit           Target Credit        Step-Down Credit
       Class           Enhancement Percentage  Enhancement Percentage  Enhancement Percentage
--------------------   --------------------    --------------------    --------------------
         A                     8.50%                   9.25%                  18.50%
--------------------   --------------------    --------------------    --------------------
        M-1                    5.65%                   6.40%                  12.80%
--------------------   --------------------    --------------------    --------------------
        M-2                    3.50%                   4.25%                   8.50%
--------------------   --------------------    --------------------    --------------------
        B-1                    1.55%                   2.30%                   4.60%
--------------------   --------------------    --------------------    --------------------
        B-2                    0.95%                   1.70%                   3.40%
--------------------   --------------------    --------------------    --------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 32.5% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure and REO) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-----------------------------  --------------------------------------------------------------------------------------------
      Distribution Date                                    Cumulative Realized Loss Percentage:
-----------------------------  --------------------------------------------------------------------------------------------
    July 2007 - June 2008       1.250% for the first month, plus an additional 1/12th of 0.500% for each month thereafter
-----------------------------  --------------------------------------------------------------------------------------------
    July 2008 - June 2009       1.750% for the first month, plus an additional 1/12th of 0.400% for each month thereafter
-----------------------------  --------------------------------------------------------------------------------------------
    July 2009 - June 2010       2.150% for the first month, plus an additional 1/12th of 0.300% for each month thereafter
-----------------------------  --------------------------------------------------------------------------------------------
   July 2010 and thereafter                                               2.450%
-----------------------------  --------------------------------------------------------------------------------------------

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date that it is first exercisable, the margin on the Group II Certificates will increase to 2 times the margin at issuance, and the Pass-Through Rate on the Class AF-4, Class AF-5 and each class of Subordinate Certificates will increase by 0.50% per annum.

Class AV-1 Pass-Through Rate. The Class AV-1Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] and (ii) the Loan Group I WAC Cap.

Class AF-2 Pass-Through Rate. The Class AF-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the Loan Group I WAC Cap.

Class AF-3 Pass-Through Rate. The Class AF-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the Loan Group I WAC Cap.

Class AF-4 Pass-Through Rate. The Class AF-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the Loan Group I WAC Cap.

Class AF-5 Pass-Through Rate. The Class AF-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% per annum after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Loan Group I WAC Cap.

Class AV-2 Pass-Through Rate. The Class AV-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Loan Group II WAC Cap .

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap. WAC Cap. As to any Distribution Date, will be a per annum rate equal to the weighted average of the Group I Loan WAC Cap and the Group II Loan WAC Cap, weighted on the basis of the related Group Subordinate Amount.

Loan Group I WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate, Trustee Fee Rate and mortgage insurance fee rate, and adjusted to Actual/360 for purposes of determining the Class AV-1 pass-thru rate only.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group II WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate, Trustee Fee Rate and mortgage insurance fee rate, adjusted to an Actual/360 day basis.

Group Subordinate Amount. As to any Distribution Date and (i) the Group I Mortgage Loans, will be equal to the excess of the aggregate stated principal balance of the Group I Mortgage Loans for the preceding Distribution Date over the aggregate class certificate balance of the Group I Certificates after giving effect to distributions on that preceding Distribution Date and (ii) Group II Mortgage Loans, will be equal to the excess of the aggregate stated principal balance of the Group II Mortgage Loans for the preceding Distribution Date over the class certificate balance of the Group II Certificates after giving effect to distributions on the preceding Distribution Date.

Group I Basis Risk Carry Forward Amount. For any Distribution Date, the supplemental interest amount for the Group I Certificates will equal the sum of:
(i) the excess, if any, that the related class of Group I Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the Loan Group I WAC Cap) over interest due on such class of certificates at a rate equal to the Loan Group I WAC Cap; (ii) any Group I Basis Risk Carry Forward Amount for such class of Group I Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Group I Certificates (without regard to the Loan Group I WAC Cap).

Group II Basis Risk Carry Forward Amount. For any Distribution Date, the supplemental interest amount for the Group II Certificates will equal the sum of: (i) the excess, if any, that the related class of Group II Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the Loan Group II WAC Cap) over interest due on such class of certificates at a rate equal to the Loan Group II WAC Cap; (ii) any Group II Basis Risk Carry Forward Amount for such class of Group II Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Group II Certificates (without regard to the Loan Group II WAC Cap).

Class M-1, M-2, B-1 and B-2 Basis Risk Carry Forward Amounts. For any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of Certificates for any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees, trustee fees and mortgage insurance fees.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Remittance Amount.  On any Distribution Date, the sum of :

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers on the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less servicing fees, trustee fees and mortgage insurance fees) and available for distribution during the related due period, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Certificate Principal Distribution Amount. An amount equal to the excess of (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) approximately 81.50% and (2) the aggregate stated Principal Balance of the Group I Mortgage Loans and the Group II Mortgage Loans for such Distribution Date and (B) the aggregate stated Principal Balance of the Group I Mortgage Loans and the Group II Mortgage Loans for such Distribution Date minus approximately 0.50% of the aggregate stated Principal Balance of the Group I Mortgage Loans and Group II Mortgage Loans as of the Cut-off Date.

Group I Principal Allocation Percentage: For any Distribution Date, the percentage equivalent of a fraction the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Group II Principal Allocation Percentage: For any Distribution Date, the percentage equivalent of a fraction the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class AF-5 Calculation Percentage. For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the class certificate balance of the Class AF-5 Certificate and the denominator of which is the aggregate class certificate balance of the Group I Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class AF-5 Lockout Distribution Amount: For any Distribution Date will be an amount equal to the product of (i) the Class AF-5 Calculation Percentage for that Distribution Date, (ii) the Class AF-5 Lockout Percentage for that Distribution Date and (iii) Group I Principal Allocation Amount of the Class A Certificate Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-5 Lockout Distribution Amount exceed the outstanding class certificate balance for the Class AF-5 Certificates or the Group I Principal Allocation Percentage of the Class A Certificate Principal Distribution Amount.

Class AF-5 Lockout Percentage: For each Distribution Date will be as follows:

           Distribution Date                       Lockout
                (Months)                          Percentage
        ---------------------------------------------------------
        1 to 36                                                0%
        37 to 60                                              45%
        61 to 72                                              80%
        73 to 84                                             100%
        85 and thereafter                                    300%

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.20% and (ii) the aggregate stated principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.50% and (ii) the aggregate stated principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution
Date), and (D) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.40% and (ii) the aggregate stated principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution
Date), (D) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.60% and (ii) the aggregate stated principal balance of the Mortgage Loans for such Distribution Date, and
(B) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees, trustee fees and mortgage insurance fees in respect of such Mortgage Loan.

Distributions

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be distributed sequentially as follows:

(i)   Concurrently,

      (A) from Interest Remittance Amounts related to the Group I Mortgage Loans, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for each class of Group I Certificates from prior Distribution Dates,

      (B) from Interest Remittance Amounts related to the Group II Mortgage Loans, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Group II Certificates from prior Distribution Dates,

      (C) provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall, and will be allocated among each class of Class A Certificates on a pro rata basis based on the amount that would have been distributed to each such class in the absence of such shortfall;

(ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

(iii) to the Class M-2 Certificates, their Accrued Certificate Interest,

(iv)  to the Class B-1 Certificates, their Accrued Certificate Interest, and

(v)   to the Class B-2 Certificates, their Accrued Certificate Interest.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a)   Concurrently,

      (i) to the Group I Certificates, the Group I Principal Allocation Percentage of the Class A Certificate Principal Distribution Amount, allocated sequentially in the following order of priority;

            (A) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount, and

            (B) sequentially, to the Class AV-1, AF-2, AF-3, AF-4 and AF-5 Certificates, in that order, until their respective class certificate balances have been reduced to zero.

      (ii) to the Group II Certificates, the Group II Principal Allocation Percentage of the Class A Certificate Principal Distribution Amount, until the class certificate balance of such Class has been reduced to zero,

(b) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraph (a) will be allocated sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, until their class certificate balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, until their class certificate balance has been reduced to zero,

      (iii) to the Class B-1 Certificates, until their class certificate balance has been reduced to zero, and

      (iv) to the Class B-2 Certificates, until their class certificate balance has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a)   Concurrently,

      (i) to the Group I Certificates, the Group I Principal Allocation Percentage of the Class A Certificate Principal Distribution Amount, allocated sequentially in the following order of priority;

            (A) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount, and

            (B) sequentially, to the Class AV-1, AF-2, AF-3, AF-4 and AF-5 Certificates, in that order, until their respective class certificate balances have been reduced to zero.

      (ii) to the Group II Certificates, the Group II Principal Allocation Percentage of the Class A Certificate Principal Distribution Amount, until the class certificate balance of such Class has been reduced to zero,

(b) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the class certificate balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the class certificate balance thereof has been reduced to zero,

      (iii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the class certificate balance thereof has been reduced to zero, and

      (iv) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the class certificate balance thereof has been reduced to zero.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be distributed sequentially as follows:

      (i) to pay the holders of the Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions on the Offered Certificates"), until the OC Target has been achieved,

      (ii) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vi) concurrently, any Group I Basis Risk Carry Forward Amount to the Group I Certificates, and any Group II Basis Risk Carry Forward Amount to the Group II Certificates, and (vii) sequentially, to Class M-1, M-2, B-1 and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A Certificates as described above, provided, however, that if the class certificate balance of any group of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the classes of the other group of Class A Certificates remaining outstanding until the class certificate balance thereof has been reduced to zero. However, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, M-2, B-1, and B-2 Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective class certificate balances.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (ii) sequentially, to the Class B-2, B-1, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the class certificate balance of any class of Class A Certificates.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month Forward LIBOR curves (as of close on June 9, 2004) are used

o     30% loss severity

o     100% advancing

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced as indicated below

o Distributions are made on the 25th day of each month, regardless of whether such day is a business day

------------------------------------------------------------------------------------------------------------
                                                  First Dollar of Loss                   0% Return
------------------------------------------------------------------------------------------------------------
   Class M1      CDR                                              9.34                            11.01
                 Yield                                          6.2066                           0.0336
Price = 98.50    WAL                                              7.07                             6.31
                 Modified Duration                                5.60                             5.40
                 Principal Window                        Jul11 - Jul11                    Mar11 - Mar11
                 Principal Writedown                 11,222.33 (0.13%)            3,313,892.43 (38.45%)
                 Total Collat Loss               24,281,172.58 (8.03%)            27,371,270.96 (9.05%)
------------------------------------------------------------------------------------------------------------
   Class M2      CDR                                              6.46                             7.67
                 Yield                                          6.6342                           0.0207
Price = 96.00    WAL                                              7.74                             6.79
                 Modified Duration                                5.98                             5.76
                 Principal Window                        Mar12 - Mar12                    Nov11 - Nov11
                 Principal Writedown                    209.29 (0.00%)            2,854,059.94 (43.90%)
                 Total Collat Loss               18,244,234.11 (6.03%)            20,870,504.53 (6.90%)
------------------------------------------------------------------------------------------------------------
   Class B1      CDR                                              4.32                             5.29
                 Yield                                          6.9654                           0.0333
Price = 93.75    WAL                                              8.32                             7.06
                 Modified Duration                                6.29                             6.06
                 Principal Window                        Oct12 - Oct12                    Jun12 - Jun12
                 Principal Writedown                  5,857.71 (0.10%)            2,811,102.72 (47.67%)
                 Total Collat Loss               13,041,786.31 (4.31%)            15,453,126.35 (5.11%)
------------------------------------------------------------------------------------------------------------
   Class B2      CDR                                              3.75                             4.09
                 Yield                                          8.7514                           0.0639
Price = 83.50    WAL                                              8.49                             7.60
                 Modified Duration                                6.20                             5.93
                 Principal Window                        Dec12 - Dec12                    Oct12 - Oct12
                 Principal Writedown                  7,458.26 (0.41%)            1,106,322.41 (60.99%)
                 Total Collat Loss               11,531,883.83 (3.81%)            12,410,802.27 (4.10%)
------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                               All Mortgage Loans

        ----------------------------------------------------------------
        Scheduled Principal Balance(1):                    $303,921,189
        Number of Mortgage Loans:                                 1,465
        Avg. Scheduled Principal Balance:                      $207,455
        Wtd. Avg. Gross Coupon:                                   6.552%
        Wtd. Avg. Net Coupon(2):                                  6.027%
        Wtd. Avg. Original FICO Score:                              684
        Wtd. Avg. Original LTV Ratio:                             81.02%
        Wtd. Avg. Std. Remaining Term (Mo.):                        351
        Wtd. Avg. Seasoning (Mo.):                                    2
        Wtd. Avg. Months to Roll(3):                                 25
        Wtd. Avg. Gross Margin(3):                                 6.76%
        Wtd. Avg. Initial Rate Cap(3):                             3.00%
        Wtd. Avg. Periodic Rate Cap(3):                            1.50%
        Wtd. Avg. Gross Max. Lifetime Rate(3):                    13.32%
        ----------------------------------------------------------------

(1) All percentages of mortgage loans calculated herein are percentages of the scheduled principal balances as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees, trustee fees and lender-paid mortgage insurance.
(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


                                              Distribution By Current Principal Balance

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Current Principal Balance    Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                26      $1,083,897         0.36%     7.156%      678      $41,688       76.29%    10.32%    48.21%
$50,001 - $75,000              95       6,081,852         2.00      7.094       668       64,019       82.69     13.91     71.35
$75,001 - $100,000            125      11,039,200         3.63      6.947       679       88,314       81.57     22.51     80.35
$100,001 - $125,000           176      20,017,417         6.59      6.906       673      113,735       83.58     24.06     87.14
$125,001 - $150,000           177      24,415,520         8.03      6.814       677      137,941       82.86     19.91     91.48
$150,001 - $200,000           278      47,858,899        15.75      6.724       678      172,154       82.85     22.30     90.74
$200,001 - $250,000           158      35,292,686        11.61      6.540       681      223,371       80.07     26.39     93.03
$250,001 - $300,000           142      39,093,766        12.86      6.527       684      275,308       81.35     31.02     92.26
$300,001 - $350,000            89      28,742,472         9.46      6.503       681      322,949       81.56     25.76     92.33
$350,001 - $400,000            74      27,777,378         9.14      6.446       691      375,370       80.38     28.44     97.36
$400,001 & Above              125      62,518,102        20.57      6.162       699      500,145       78.27     32.25     98.66
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

                                                    Distribution By Current Rate

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Current Rate                 Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  60     $14,772,384         4.86%     4.763%      742     $246,206       57.62%    79.36%   100.00%
5.00- 5.49%                   125      37,529,287        12.35      5.148       733      300,234       63.83     42.72     98.90
5.50- 5.99%                   152      39,146,865        12.88      5.722       691      257,545       76.43     45.89     95.66
6.00- 6.49%                   167      35,188,382        11.58      6.171       683      210,709       80.62     27.07     97.65
6.50- 6.99%                   311      59,371,055        19.54      6.721       675      190,904       84.12     12.04     86.88
7.00- 7.49%                   319      57,485,926        18.91      7.208       669      180,207       88.35     13.43     92.10
7.50- 7.99%                   247      45,348,066        14.92      7.653       661      183,595       90.16     13.24     89.03
8.00% & Above                  84      15,079,225         4.96      8.359       655      179,515       92.00     30.38     82.88
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution By Credit Score


                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Credit Score                 Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 and above                  53     $11,973,403         3.94%     5.393%      790     $225,913       65.98%    71.19%    94.14%
760-779                        76     $19,066,148         6.27      5.790       770      250,870       75.05     46.11     92.42
740-759                        88     $20,319,623         6.69      5.975       750      230,905       75.83     28.01     93.53
720-739                       115     $27,120,079         8.92      5.976       729      235,827       76.34     38.36     91.33
700-719                       132     $30,915,141        10.17      6.317       707      234,206       80.06     18.72     93.40
680-699                       201     $40,674,110        13.38      6.668       689      202,359       82.97     17.00     89.38
660-679                       225     $44,050,021        14.49      6.800       670      195,778       84.93     19.11     90.94
640-659                       255     $49,330,637        16.23      6.963       650      193,453       84.63     15.15     93.19
620-639                       204     $37,588,305        12.37      6.961       629      184,256       84.22     20.71     92.92
600-619                        81     $16,268,547         5.35      7.116       611      200,846       81.50     40.43     96.09
580-599                        15      $3,049,089         1.00      6.417       590      203,273       77.18     45.62    100.00
560-579                         4      $1,059,084         0.35      7.025       567      264,771       85.00    100.00    100.00
540-559                         6      $1,261,065         0.41      7.164       551      210,177       86.01     79.83    100.00
520-539                         6        $876,144         0.29      8.268       530      146,024       85.00    100.00    100.00
N/A                             4        $369,793         0.12      6.732       N/A      $92,448       71.61      0.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00      6.552       684     $207,455       81.02     26.55     92.49
====================================================================================================================================

                                                    Distribution By Original LTV

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
 Original LTV                Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                 30      $6,264,594         2.06%     5.297%      724     $208,820       31.56%    26.50%    96.82%
40.01 - 50.00%                 41       8,805,303         2.90      5.333       722      214,763       44.60     37.49     95.40
50.01 - 60.00%                 76      17,590,445         5.79      5.452       711      231,453       56.33     41.46     97.93
60.01 - 70.00%                140      32,089,456        10.56      5.758       707      229,210       66.83     34.51     89.12
70.01 - 80.00%                380      81,091,584        26.68      6.232       686      213,399       78.66     26.17     92.60
80.01 - 85.00%                114      24,249,735         7.98      6.836       640      212,717       84.69     50.34     85.02
85.01 - 90.00%                263      55,288,232        18.19      6.933       677      210,221       89.78     25.53     84.43
90.01 - 95.00%                371      68,228,438        22.45      7.239       681      183,904       94.88      5.79     99.82
95.01 - 100.00%                50      10,313,402         3.39      7.956       671      206,268       99.79     56.90    100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

                                                    Distribution By Documentation

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Documentation                Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
No Doc                        590    $106,258,219        34.96%     7.189%      675     $180,099       85.60%     0.00%    94.72%
Stated Income - VOI           380      88,372,286        29.08      6.041       687      232,559       76.04      0.00     92.79
Full Doc                      352      80,698,329        26.55      6.055       695      229,257       77.85    100.00     88.82
Stated Asset - VOA             97      21,264,321         7.00      7.185       686      219,220       86.72      0.00     94.50
Stated                         46       7,328,034         2.41      7.104       668      159,305       93.28      0.00     91.17
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

                                                    Distribution By Loan Purpose

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Loan Purpose                 Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                      746    $148,314,644        48.80%     6.943%      685     $198,813       88.70%    17.89%    90.37%
Cashout Refi                  531     110,500,861        36.36      6.431       671      208,100       76.28     30.15     93.84
Rate/Term Refi                188      45,105,685        14.84      5.562       714      239,924       67.39     46.22     96.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution By Occupancy Status

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Occupancy Status             Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied              1,301    $281,099,256        92.49%     6.510%      684     $216,064       81.02%    25.50%   100.00%
Non-owner                     137      18,245,570         6.00      7.161       686      133,179       80.29     42.23      0.00
Second Home                    27       4,576,363         1.51      6.665       694      169,495       84.02     28.82      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

                                                    Distribution By Property Type

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Property Type                Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family                 941    $191,762,591        63.10%     6.492%      681     $203,786       80.08%    29.71%    95.28%
PUD                           263      57,464,059        18.91      6.495       692      218,495       82.07     19.95     94.53
2-4 Family                    167      39,114,998        12.87      6.958       687      234,222       84.00     19.01     78.52
Condo                          94      15,579,541         5.13      6.469       691      165,740       81.34     30.99     85.71
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

                                                        Distribution By State

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
State                        Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)         152     $52,193,481        17.17%     5.668%      704     $343,378       72.35%    47.07%    96.47%
New York                      158      41,630,776        13.70      6.919       677      263,486       85.34     18.51     93.62
Florida                       239      38,300,274        12.60      6.914       673      160,252       84.08     14.93     86.13
Illinois                       86      15,478,867         5.09      7.177       675      179,987       84.88      5.50     93.61
Arizona                        77      15,095,993         4.97      6.525       690      196,052       84.29     24.92     91.68
Massachusetts                  43      11,573,846         3.81      5.723       705      269,159       66.43     51.02     95.99
New Jersey                     41      11,053,526         3.64      7.300       675      269,598       89.57      7.69     85.42
Virginia                       47      10,662,564         3.51      6.446       688      226,863       77.85     29.93     94.25
Nevada                         51       9,751,411         3.21      6.830       684      191,204       88.62     20.78     93.94
Connecticut                    43       9,157,548         3.01      6.007       704      212,966       71.08     25.19     98.17
Colorado                       44       8,903,954         2.93      5.848       709      202,363       77.61     44.38     94.44
Others                        484      80,118,948        26.36      6.784       675      165,535       83.55     24.79     91.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

                                                      Distribution By Zip Code

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Zip Code                     Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
11216                           4      $1,604,154         0.53%     6.659%      695     $401,038       85.49%     0.00%    77.48%
92660                           2       1,539,239         0.51      5.487       732      769,619       58.36      0.00    100.00
90275                           3       1,340,669         0.44      5.295       747      446,890       64.20     56.83    100.00
85750                           1       1,235,500         0.41      6.000       707    1,235,500       68.64      0.00    100.00
90035                           3       1,233,596         0.41      5.000       707      411,199       51.56      0.00    100.00
11590                           3       1,221,553         0.40      7.185       678      407,184       83.11      0.00    100.00
11236                           3       1,186,755         0.39      7.149       699      395,585       91.48      0.00    100.00
11221                           3       1,153,030         0.38      7.375       685      384,343       81.79     32.34     67.66
11717                           5       1,146,812         0.38      6.763       691      229,362       85.66      0.00    100.00
92555                           3       1,077,529         0.35      6.728       718      359,176       94.94     29.21    100.00
Others                      1,435     291,182,352        95.81      6.562       683      202,915       81.25     27.22     92.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            Distribution By Remaining Months To Maturity

Remaining                    Number                     Pct. Of                                      Wtd. Avg.
Months To                     Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Maturity                     Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180                        83     $11,826,855         3.89%     5.924%      686     $142,492       68.80%    26.29%    89.69%
181 - 240                      11       1,688,349         0.56      5.880       720      153,486       70.71     41.76     92.57
271 - 300                       1         254,393         0.08      7.150       552      254,393       90.00      0.00    100.00
331 & Above                 1,370     290,151,591        95.47      6.581       684      211,789       81.57     26.50     92.60
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

                                                  Distribution By Amortization Type

                             Number                     Pct. Of                                      Wtd. Avg.
Amortization                  Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
    Type                     Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed                       1,417    $290,891,985        95.71%     6.564%      686     $205,287       80.89%    25.46%    92.61%
2/28 Hybrid                    33       9,233,325         3.04      6.458       651      279,798       86.87     38.13     88.57
3/27 Hybrid                    15       3,795,879         1.25      5.842       642      253,059       76.91     82.09     93.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

                                                 Distribution by Interest Only Loans

                             Number                     Pct. Of                                      Wtd. Avg.
Interest Only                 Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
   Loans                     Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
No                          1,232    $247,108,336        81.31%     6.608%      684     $200,575       80.86%    26.16%    92.80%
Yes                           233      56,812,853        18.69      6.306       686      243,832       81.72     28.26     91.14
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

                                            Distribution By Prepayment Penalty Term (mos)

 Prepayment                  Number                     Pct. Of                                      Wtd. Avg.
  Penalty                     Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Terms (mos)                  Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             377     $78,138,803        25.71%     6.947%      681     $207,265       84.10%    17.32%    91.54%
12                            167      37,566,675        12.36      7.135       671      224,950       85.33     12.39     94.27
24                            130      29,184,125         9.60      6.737       661      224,493       86.11     31.47     92.49
30                              1         151,658         0.05      7.490       619      151,658       95.00    100.00    100.00
36                            382      74,321,812        24.45      6.423       684      194,560       79.85     44.96     92.02
60                            408      84,558,116        27.82      5.975       702      207,250       75.51     23.37     92.98
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution By Periodic Cap

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Periodic Cap                 Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%                          48     $13,029,204         4.29%     6.278%      648     $271,442       83.97%    50.93%    89.86%
N/A (Fixed Rate)            1,417     290,891,985        95.71      6.564       686      205,287       80.89     25.46     92.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

                                                Distribution By Months To Rate Reset

                             Number                     Pct. Of                                      Wtd. Avg.
Months To Rate                Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
     Reset                   Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
13-18                           9      $2,127,975         0.70%     8.126%      662     $236,442       94.89%    35.30%    84.70%
19-24                          24       7,105,350         2.34      5.958       648      296,056       84.47     38.97     89.73
25-36                          15       3,795,879         1.25      5.842       642      253,059       76.91     82.09     93.00
N/A (Fixed Rate)            1,417     290,891,985        95.71      6.564       686      205,287       80.89     25.46     92.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

                                                  Distribution By Life Maximum Rate

                             Number                     Pct. Of                                      Wtd. Avg.
Life Maximum                  Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
   Rate                      Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.50-11.99%                    2        $556,792         0.18%     4.681%      664     $278,396       80.00%   100.00%   100.00%
12.00-12.49%                    5       1,528,892         0.50      5.273       640      305,778       82.13     72.92     72.92
12.50-12.99%                   15       4,722,911         1.55      5.805       635      314,861       81.42     47.84    100.00
13.00-13.49%                    9       2,343,793         0.77      6.230       644      260,421       81.86     65.78    100.00
13.50-13.99%                    7       1,589,297         0.52      6.661       680      227,042       83.59     15.91     73.47
14.50-14.99%                    3         531,131         0.17      7.918       689      177,044       93.99     61.74     69.96
15.00-15.49%                    3         742,225         0.24      8.167       642      247,408       95.71     78.53     78.53
15.50% & Above                  4       1,014,163         0.33      8.146       657      253,541       92.42      0.00     83.61
N/A (Fixed Rate)            1,417     290,891,985        95.71      6.564       686      205,287       80.89     25.46     92.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

                                                       Distribution By Margin

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Margin                       Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
6.49% & Below                  11      $2,996,395         0.99%     5.232%      650     $272,400       79.50%    86.18%    86.18%
6.50- 6.79%                     3       1,216,649         0.40      5.702       645      405,550       82.34     54.96    100.00
6.80- 6.99%                    34       8,816,159         2.90      6.714       648      259,299       85.71     38.40     89.71
N/A (Fixed Rate)            1,417     290,891,985        95.71      6.564       686      205,287       80.89     25.46     92.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

                                                Distribution By First Adjustment Cap

  First                      Number                     Pct. Of                                      Wtd. Avg.
Adjustment                    Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
   Cap                       Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
3.00%                          48     $13,029,204         4.29%     6.278%      648     $271,442       83.97%    50.93%    89.86%
N/A (Fixed Rate)            1,417     290,891,985        95.71      6.564       686      205,287       80.89     25.46     92.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution By Life Periodic Cap

                             Number                     Pct. Of                                      Wtd. Avg.
Life Periodic                 Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
     Cap                     Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
7.00%                          48     $13,029,204         4.29%     6.278%      648     $271,442       83.97%    50.93%    89.86%
N/A (Fixed Rate)            1,417     290,891,985        95.71      6.564       686      205,287       80.89     25.46     92.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,465    $303,921,189       100.00%     6.552%      684     $207,455       81.02%    26.55%    92.49%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I - The Fixed Rate Mortgage Loans

            --------------------------------------------------------
            Scheduled Principal Balance(1):            $290,891,985
            Number of Mortgage Loans:                         1,417
            Avg. Scheduled Principal Balance:              $205,287
            Wtd. Avg. Gross Coupon:                          6.564%
            Wtd. Avg. Net Coupon(2):                         6.039%
            Wtd. Avg. Original FICO Score:                      686
            Wtd. Avg. Original LTV Ratio:                    80.89%
            Wtd. Avg.  Std. Remaining Term (Mo.):               350
            Wtd. Avg.  Seasoning (Mo.):                           2
            --------------------------------------------------------

(1) All percentages of mortgage loans calculated herein are percentages of the scheduled principal balances as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees, trustee fees and lender-paid mortgage insurance.


                                              Distribution By Current Principal Balance

                             Number                     Pct. Of                                      Wtd. Avg.
Current Principal             Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
   Balance                   Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                26      $1,083,897         0.37%     7.156%      678      $41,688       76.29%    10.32%    48.21%
$50,001 - $75,000              95       6,081,852         2.09      7.094       668       64,019       82.69     13.91     71.35
$75,001 - $100,000            123      10,842,001         3.73      6.965       680       88,146       81.60     21.10     79.99
$100,001 - $125,000           174      19,787,352         6.80      6.910       673      113,720       83.57     23.71     86.99
$125,001 - $150,000           175      24,152,322         8.30      6.820       678      138,013       82.89     19.03     91.39
$150,001 - $200,000           267      45,935,629        15.79      6.724       680      172,044       83.07     20.53     91.75
$200,001 - $250,000           151      33,765,588        11.61      6.558       682      223,613       79.97     23.66     92.71
$250,001 - $300,000           136      37,399,371        12.86      6.525       685      274,995       81.33     30.16     92.62
$300,001 - $350,000            84      27,115,028         9.32      6.543       685      322,798       81.46     23.69     91.87
$350,001 - $400,000            68      25,536,779         8.78      6.428       695      375,541       79.53     26.66     97.13
$400,001 & Above              118      59,192,167        20.35      6.177       702      501,629       77.83     33.10     99.28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,417    $290,891,985       100.00%     6.564%      686     $205,287       80.89%    25.46%    92.61%
====================================================================================================================================

                                                    Distribution By Current Rate

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Current Rate                 Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  58     $14,215,592         4.89%     4.766%      745     $245,096       56.75%    78.55%   100.00%
5.00- 5.49%                   120      36,000,395        12.38      5.143       737      300,003       63.05     41.44    100.00
5.50- 5.99%                   137      34,423,954        11.83      5.710       699      251,270       75.74     45.63     95.06
6.00- 6.49%                   157      32,645,721        11.22      6.168       686      207,935       80.53     24.46     97.47
6.50- 6.99%                   304      57,781,758        19.86      6.723       675      190,072       84.13     11.93     87.25
7.00- 7.49%                   319      57,485,926        19.76      7.208       669      180,207       88.35     13.43     92.10
7.50- 7.99%                   244      44,816,935        15.41      7.650       661      183,676       90.12     12.67     89.26
8.00% & Above                  78      13,521,704         4.65      8.350       656      173,355       91.59     29.57     83.31
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,417    $290,891,985       100.00%     6.564%      686     $205,287       80.89%    25.46%    92.61%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution By Credit Score

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Credit Score                 Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 and above                  53     $11,973,403         4.12%     5.393%      790     $225,913       65.98%    71.19%    94.14%
760-779                        74      18,668,732         6.42      5.786       770     $252,280       74.99     45.80     93.09
740-759                        88      20,319,623         6.99      5.975       750     $230,905       75.83     28.01     93.53
720-739                       114      26,916,892         9.25      5.961       729     $236,113       76.17     38.65     91.27
700-719                       130      30,178,074        10.37      6.307       707     $232,139       79.99     19.18     94.12
680-699                       199      40,300,510        13.85      6.671       689     $202,515       82.91     16.23     89.28
660-679                       216      41,577,155        14.29      6.836       670     $192,487       85.00     17.17     91.40
640-659                       241      45,076,318        15.50      7.012       650     $187,039       84.47     12.91     93.27
620-639                       197      35,944,100        12.36      6.994       629     $182,457       84.50     17.08     93.04
600-619                        75      14,739,003         5.07      7.238       611     $196,520       81.19     39.04     95.69
580-599                        10       1,632,089         0.56      6.855       589     $163,209       72.90     47.12    100.00
560-579                         4       1,059,084         0.36      7.025       567     $264,771       85.00    100.00    100.00
540-559                         6       1,261,065         0.43      7.164       551     $210,177       86.01     79.83    100.00
520-539                         6         876,144         0.30      8.268       530     $146,024       85.00    100.00    100.00
N/A                             4         369,793         0.13      6.732       N/A      $92,448       71.61      0.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,417    $290,891,985       100.00%     6.564%      686     $205,287       80.89%    25.46%    92.61%
====================================================================================================================================

                                                    Distribution By Original LTV

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Original LTV                 Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                 30      $6,264,594         2.15%     5.297%      724     $208,820       31.56%    26.50%    96.82%
40.01 - 50.00%                 41       8,805,303         3.03      5.333       722      214,763       44.60     37.49     95.40
50.01 - 60.00%                 74      17,216,484         5.92      5.444       713      232,655       56.32     40.18     97.88
60.01 - 70.00%                138      31,623,674        10.87      5.747       707      229,157       66.81     34.39     89.80
70.01 - 80.00%                356      75,772,875        26.05      6.253       688      212,845       78.61     22.61     92.93
80.01 - 85.00%                108      22,004,640         7.56      6.939       642      203,747       84.79     49.93     83.49
85.01 - 90.00%                255      52,266,082        17.97      6.980       679      204,965       89.79     27.01     84.32
90.01 - 95.00%                371      68,228,438        23.45      7.239       681      183,904       94.88      5.79     99.82
95.01 - 100.00%                44       8,709,895         2.99      7.883       672      197,952       99.75     58.75    100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,417    $290,891,985       100.00%     6.564%      686     $205,287       80.89%    25.46%    92.61%
====================================================================================================================================

                                                    Distribution By Documentation

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Documentation                Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
No Doc                        590    $106,258,219        36.53%     7.189%      675     $180,099       85.60%     0.00%    94.72%
Stated Income - VOI           368      83,777,886        28.80      6.040       690      227,657       75.44      0.00     92.89
Full Doc                      324      74,061,910        25.46      6.059       699      228,586       77.56    100.00     88.03
Stated Asset - VOA             89      19,465,936         6.69      7.125       687      218,718       86.66      0.00     97.83
Stated                         46       7,328,034         2.52      7.104       668      159,305       93.28      0.00     91.17
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,417    $290,891,985       100.00%     6.564%      686     $205,287       80.89%    25.46%    92.61%
====================================================================================================================================

                                                    Distribution By Loan Purpose

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Loan Purpose                 Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                      719    $141,129,358        48.52%     6.978%      686     $196,286       88.85%    15.77%    90.59%
Cashout Refi                  510     104,656,943        35.98      6.438       673      205,210       75.97     29.57     93.80
Rate/Term Refi                188      45,105,685        15.51      5.562       714      239,924       67.39     46.22     96.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,417    $290,891,985       100.00%     6.564%      686     $205,287       80.89%    25.46%    92.61%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution By Occupancy Status

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Occupancy Status             Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied              1,259    $269,390,844        92.61%     6.523%      686     $213,972       80.87%    24.20%   100.00%
Non-owner                     132      17,338,778         5.96      7.140       687      131,354       80.53     43.52      0.00
Second Home                    26       4,162,363         1.43      6.816       696      160,091       83.43     31.69      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,417    $290,891,985       100.00%     6.564%      686     $205,287       80.89%    25.46%    92.61%
====================================================================================================================================

                                                    Distribution By Property Type

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Property Type                Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family                 904    $181,194,415        62.29%     6.506%      683     $200,436       79.77%    28.54%    95.41%
PUD                           263      57,464,059        19.75      6.495       692      218,495       82.07     19.95     94.53
2-4 Family                    163      37,982,286        13.06      6.966       688      233,020       84.19     19.16     79.42
Condo                          87      14,251,226         4.90      6.505       695      163,807       81.60     25.30     84.38
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,417    $290,891,985       100.00%     6.564%      686     $205,287       80.89%    25.46%    92.61%
====================================================================================================================================

                                                        Distribution By State

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
State                        Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)         132     $45,810,806        15.75%     5.639%      713     $347,052       70.98%    44.05%    95.98%
New York                      157      41,474,911        14.26      6.920       677      264,171       85.38     18.57     93.97
Florida                       238      38,194,209        13.13      6.914       673      160,480       84.06     14.97     86.09
Illinois                       84      14,908,812         5.13      7.133       675      177,486       84.31      5.71     93.37
Arizona                        75      14,831,001         5.10      6.540       691      197,747       84.37     23.58     91.53
Massachusetts                  43      11,573,846         3.98      5.723       705      269,159       66.43     51.02     95.99
New Jersey                     40      10,582,241         3.64      7.331       674      264,556       89.55      8.03     84.78
Virginia                       46      10,266,264         3.53      6.463       692      223,180       77.38     31.08     94.03
Nevada                         51       9,751,411         3.35      6.830       684      191,204       88.62     20.78     93.94
Connecticut                    43       9,157,548         3.15      6.007       704      212,966       71.08     25.19     98.17
Texas                          71       8,635,269         2.97      6.967       663      121,624       87.92      8.78     95.32
Others                        437      75,705,667        26.03      6.666       681      173,240       82.35     27.84     92.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,417    $290,891,985       100.00%     6.564%      686     $205,287       80.89%    25.46%    92.61%
====================================================================================================================================

                                                      Distribution By Zip Code

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Zip Code                     Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
11216                           4      $1,604,154         0.55%     6.659%      695     $401,038       85.49%     0.00%    77.48%
92660                           2       1,539,239         0.53      5.487       732      769,619       58.36      0.00    100.00
90275                           3       1,340,669         0.46      5.295       747      446,890       64.20     56.83    100.00
85750                           1       1,235,500         0.42      6.000       707    1,235,500       68.64      0.00    100.00
90035                           3       1,233,596         0.42      5.000       707      411,199       51.56      0.00    100.00
11590                           3       1,221,553         0.42      7.185       678      407,184       83.11      0.00    100.00
11236                           3       1,186,755         0.41      7.149       699      395,585       91.48      0.00    100.00
11221                           3       1,153,030         0.40      7.375       685      384,343       81.79     32.34     67.66
11717                           5       1,146,812         0.39      6.763       691      229,362       85.66      0.00    100.00
92555                           3       1,077,529         0.37      6.728       718      359,176       94.94     29.21    100.00
Others                      1,387     278,153,148        95.62      6.575       685      200,543       81.12     26.11     92.53
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,417    $290,891,985       100.00%     6.564%      686     $205,287       80.89%    25.46%    92.61%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            Distribution By Remaining Months To Maturity

   Remaining                 Number                     Pct. Of                                      Wtd. Avg.
   Months To                  Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
   Maturity                  Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180                        83     $11,826,855         4.07%     5.924%      686     $142,492       68.80%    26.29%    89.69%
181 - 240                      11       1,688,349         0.58      5.880       720      153,486       70.71     41.76     92.57
271 - 300                       1         254,393         0.09      7.150       552      254,393       90.00      0.00    100.00
331 & Above                 1,322     277,122,387        95.27      6.595       686      209,624       81.46     25.35     92.73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,417    $290,891,985       100.00%     6.564%      686     $205,287       80.89%    25.46%    92.61%
====================================================================================================================================

                                                 Distribution by Interest Only Loans

                             Number                     Pct. Of                                      Wtd. Avg.
  Interest Only               Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
     Loans                   Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
No                          1,223    $245,150,408        84.28%     6.599%      684     $200,450       80.81%    26.30%    93.11%
Yes                           194      45,741,577        15.72      6.379       696      235,781       81.30     20.94     89.90
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,417    $290,891,985       100.00%     6.564%      686     $205,287       80.89%    25.46%    92.61%
====================================================================================================================================

                                            Distribution By Prepayment Penalty Term (mos)

  Prepayment                 Number                     Pct. Of                                      Wtd. Avg.
    Penalty                   Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
  Term (mos)                 Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             368     $76,110,160        26.16%     6.946%      681     $206,821       84.02%    16.41%    91.73%
12                            163      36,262,819        12.47      7.134       672      222,471       85.00     12.84     94.06
24                            107      22,766,518         7.83      6.905       665      212,771       86.77     28.47     94.79
30                              1         151,658         0.05      7.490       619      151,658       95.00    100.00    100.00
36                            370      71,042,714        24.42      6.453       687      192,007       79.93     42.96     91.65
60                            408      84,558,116        29.07      5.975       702      207,250       75.51     23.37     92.98
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,417    $290,891,985       100.00%     6.564%      686     $205,287       80.89%    25.46%    92.61%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Group II - The Adjustable Rate Mortgage Loans

        ------------------------------------------------------------
        Scheduled Principal Balance(1):                 $13,029,204
        Number of Mortgage Loans:                                48
        Avg. Scheduled Principal Balance:                  $271,442
        Wtd. Avg. Gross Coupon:                              6.278%
        Wtd. Avg. Net Coupon(2):                             5.770%
        Wtd. Avg. Original FICO Score:                          648
        Wtd. Avg. Original LTV Ratio:                        83.97%
        Wtd. Avg.  Std. Remaining Term (Mo.):                   357
        Wtd. Avg.  Seasoning (Mo.):                               3
        Wtd. Avg.  Months to Roll(3):                            25
        Wtd. Avg.  Gross Margin(3):                           6.76%
        Wtd. Avg.  Initial Rate Cap(3):                       3.00%
        Wtd. Avg. Periodic Rate Cap(3):                       1.50%
        Wtd. Avg. Gross Max. Lifetime Rate(3):               13.32%
        ------------------------------------------------------------
(1) All percentages of mortgage loans calculated herein are percentages of the scheduled principal balances as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees, trustee fees and lender-paid mortgage insurance.
(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


                                              Distribution By Current Principal Balance

                             Number                     Pct. Of                                      Wtd. Avg.
Current Principal             Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
   Balance                   Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$75,001 - $100,000              2        $197,199         1.51%     5.996%      645      $98,600       80.00%   100.00%   100.00%
$100,001 - $125,000             2         230,065         1.77      6.615       636      115,033       84.61     53.90    100.00
$125,001 - $150,000             2         263,198         2.02      6.294       634      131,599       80.00    100.00    100.00
$150,001 - $200,000            11       1,923,270        14.76      6.712       653      174,843       77.66     64.63     66.67
$200,001 - $250,000             7       1,527,098        11.72      6.137       668      218,157       82.28     86.69    100.00
$250,001 - $300,000             6       1,694,395        13.00      6.582       663      282,399       81.88     49.95     84.31
$300,001 - $350,000             5       1,627,445        12.49      5.853       615      325,489       83.26     60.20    100.00
$350,001 - $400,000             6       2,240,599        17.20      6.642       642      373,433       90.11     48.67    100.00
$400,001 & Above                7       3,325,935        25.53      5.894       652      475,134       86.17     17.10     87.55
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

                                                    Distribution By Current Rate

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Current Rate                 Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                   2        $556,792         4.27%     4.681%      664     $278,396       80.00%   100.00%   100.00%
5.00- 5.49%                     5       1,528,892        11.73      5.273       640      305,778       82.13     72.92     72.92
5.50- 5.99%                    15       4,722,911        36.25      5.805       635      314,861       81.42     47.84    100.00
6.00- 6.49%                    10       2,542,661        19.52      6.212       645      254,266       81.72     60.64    100.00
6.50- 6.99%                     7       1,589,297        12.20      6.661       680      227,042       83.59     15.91     73.47
7.50- 7.99%                     3         531,131         4.08      7.918       689      177,044       93.99     61.74     69.96
8.00% & Above                   6       1,557,520        11.95      8.430       650      259,587       95.57     37.42     79.09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution By Credit Score

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Credit Score                 Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
760-779                         2        $397,416         3.05%     5.990%      764     $198,708       78.04%    60.78%    60.78%
720-739                         1         203,187         1.56      7.990       735     $203,187      100.00      0.00    100.00
700-719                         2        $737,067         5.66      6.741       707     $368,533       82.79      0.00     63.94
680-699                         2        $373,600         2.87      6.342       691     $186,800       89.02    100.00    100.00
660-679                         9      $2,472,867        18.98      6.188       669     $274,763       83.81     51.68     83.26
640-659                        14      $4,254,319        32.65      6.447       648     $303,880       86.34     38.88     92.35
620-639                         7      $1,644,205        12.62      6.238       628     $234,886       78.09    100.00     90.30
600-619                         6      $1,529,544        11.74      5.948       609     $254,924       84.43     53.81    100.00
580-599                         5      $1,417,000        10.88      5.912       592     $283,400       82.11     43.90    100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

                                                    Distribution By Original LTV

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Original LTV                 Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00%                  2        $373,962         2.87%     5.821%      614     $186,981       57.11%   100.00%   100.00%
60.01 - 70.00%                  2         465,782         3.57      6.501       695      232,891       68.10     42.94     42.94
70.01 - 80.00%                 24       5,318,709        40.82      5.942       654      221,613       79.30     76.91     87.95
80.01 - 85.00%                  6       2,245,095        17.23      5.826       622      374,182       83.71     54.38    100.00
85.01 - 90.00%                  8       3,022,150        23.20      6.128       645      377,769       89.64      0.00     86.30
95.01 - 100.00%                 6       1,603,507        12.31      8.354       667      267,251      100.00     46.85    100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

                                                    Distribution By Documentation

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Documentation                Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                       28      $6,636,419        50.93%     6.014%      644     $237,015       81.02%   100.00%    97.60%
Stated Income - VOI            12       4,594,400        35.26      6.052       641      382,867       86.90      0.00     90.99
Stated Asset - VOA              8       1,798,384        13.80      7.833       683      224,798       87.35      0.00     58.45
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

                                                    Distribution By Loan Purpose

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Loan Purpose                 Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                       27      $7,185,286        55.15%     6.250%      661     $266,122       85.65%    59.42%    86.15%
Cashout Refi                   21       5,843,918        44.85      6.314       633      278,282       81.90     40.50     94.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

                                                  Distribution By Occupancy Status

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Occupancy Status             Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                 42     $11,708,413        89.86%     6.220%      645     $278,772       84.39%    55.32%   100.00%
Non-owner                       5         906,791         6.96      7.554       683      181,358       75.78     17.59      0.00
Second Home                     1         414,000         3.18      5.150       676      414,000       90.00      0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution By Property Type

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Property Type                Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family                  37     $10,568,176        81.11%     6.260%      646     $285,626       85.33%    49.72%    93.03%
Condo                           7       1,328,315        10.19      6.082       653      189,759       78.54     92.02    100.00
2-4 Family                      4       1,132,713         8.69      6.678       663      283,178       77.65     14.09     48.38
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

                                                        Distribution By State

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
State                        Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)          20      $6,382,675        48.99%     5.880%      637     $319,134       82.21%    68.81%   100.00%
California (Northern)           7       1,800,599        13.82      6.225       646      257,228       88.18     53.96     77.01
Michigan                        2         669,214         5.14      7.492       653      334,607       94.22      0.00    100.00
Illinois                        2         570,055         4.38      8.318       688      285,028      100.00      0.00    100.00
New Jersey                      1         471,285         3.62      6.600       700      471,285       90.00      0.00    100.00
Minnesota                       2         431,995         3.32      7.571       691      215,997       72.95      0.00      0.00
Georgia                         3         422,867         3.25      6.088       635      140,956       80.00     52.97    100.00
Wisconsin                       1         414,000         3.18      5.990       663      414,000       81.98      0.00    100.00
Virginia                        1         396,300         3.04      5.990       605      396,300       89.99      0.00    100.00
Colorado                        1         276,000         2.12      6.250       678      276,000       80.00    100.00    100.00
Arizona                         2         264,992         2.03      5.648       664      132,496       80.00    100.00    100.00
Others                          6         929,222         7.13      6.757       661      154,870       75.20     54.66     48.90
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

                                                      Distribution By Zip Code

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Zip Code                     Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
91902                           1        $568,650         4.36%     5.600%      643     $568,650       85.00%   100.00%   100.00%
90019                           1         548,000         4.21      5.800       653      548,000       80.00      0.00    100.00
91722                           1         495,000         3.80      5.990       593      495,000       90.00      0.00    100.00
08816                           1         471,285         3.62      6.600       700      471,285       90.00      0.00    100.00
95148                           1         415,000         3.19      6.150       644      415,000       87.37      0.00    100.00
53097                           1         414,000         3.18      5.990       663      414,000       81.98      0.00    100.00
96150                           1         414,000         3.18      5.150       676      414,000       90.00      0.00      0.00
20120                           1         396,300         3.04      5.990       605      396,300       89.99      0.00    100.00
48383                           1         387,000         2.97      6.400       649      387,000       90.00      0.00    100.00
92840                           1         374,838         2.88      8.150       648      374,838      100.00    100.00    100.00
Others                         38       8,545,130        65.58      6.354       649      224,872       81.86     66.62     89.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

                                            Distribution By Remaining Months To Maturity

                             Number                     Pct. Of                                      Wtd. Avg.
Remaining Months              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
  To Maturity                Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
331 & Above                    48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution By Amortization Type

                             Number                     Pct. Of                                      Wtd. Avg.
  Amortization                Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
     Type                    Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
2/28 Hybrid                    33      $9,233,325        70.87%     6.458%      651     $279,798       86.87%    38.13%    88.57%
3/27 Hybrid                    15       3,795,879        29.13      5.842       642      253,059       76.91     82.09     93.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

                                                 Distribution by Interest Only Loans

                             Number                     Pct. Of                                      Wtd. Avg.
Interest Only                 Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
   Loans                     Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Yes                            39     $11,071,276        84.97%     6.005%      643     $283,879       83.48%    58.50%    96.26%
No                              9       1,957,928        15.03      7.826       678      217,548       86.75      8.15     53.69
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

                                            Distribution By Prepayment Penalty Term (mos)

Prepayment                   Number                     Pct. Of                                      Wtd. Avg.
  Penalty                     Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Term (mos)                   Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                               9      $2,028,643        15.57%     6.977%      674     $225,405       87.29%    51.43%    84.46%
12                              4       1,303,855        10.01      7.140       652      325,964       94.37      0.00    100.00
24                             23       6,417,607        49.26      6.140       646      279,026       83.77     42.09     84.33
36                             12       3,279,098        25.17      5.774       635      273,258       78.16     88.20    100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

                                                    Distribution By Periodic Cap

                             Number                     Pct. Of                                      Wtd. Avg.
Periodic                      Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
   Cap                       Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

                                                Distribution By Months To Rate Reset

                             Number                     Pct. Of                                      Wtd. Avg.
Months To                     Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Rate Reset                   Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
13-18                           9      $2,127,975        16.33%     8.126%      662     $236,442       94.89%    35.30%    84.70%
19-24                          24       7,105,350        54.53      5.958       648      296,056       84.47     38.97     89.73
25-36                          15       3,795,879        29.13      5.842       642      253,059       76.91     82.09     93.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution By Life Maximum Rate

                             Number                     Pct. Of                                      Wtd. Avg.
Life Maximum                  Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
    Rate                     Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.50-11.99%                    2        $556,792         4.27%     4.681%      664     $278,396       80.00%   100.00%   100.00%
12.00-12.49%                    5       1,528,892        11.73      5.273       640      305,778       82.13     72.92     72.92
12.50-12.99%                   15       4,722,911        36.25      5.805       635      314,861       81.42     47.84    100.00
13.00-13.49%                    9       2,343,793        17.99      6.230       644      260,421       81.86     65.78    100.00
13.50-13.99%                    7       1,589,297        12.20      6.661       680      227,042       83.59     15.91     73.47
14.50-14.99%                    3         531,131         4.08      7.918       689      177,044       93.99     61.74     69.96
15.00-15.49%                    3         742,225         5.70      8.167       642      247,408       95.71     78.53     78.53
15.50% & Above                  4       1,014,163         7.78      8.146       657      253,541       92.42      0.00     83.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

                                                       Distribution By Margin

                             Number                     Pct. Of                                      Wtd. Avg.
                              Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
Margin                       Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
6.49% & Below                  11      $2,996,395        23.00%     5.232%      650     $272,400       79.50%    86.18%    86.18%
6.50- 6.79%                     3       1,216,649         9.34      5.702       645      405,550       82.34     54.96    100.00
6.80- 6.99%                    34       8,816,159        67.66      6.714       648      259,299       85.71     38.40     89.71
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

                                                Distribution By First Adjustment Cap


  First                      Number                     Pct. Of                                      Wtd. Avg.
Adjustment                    Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
   Cap                       Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
3.00%                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

                                                  Distribution By Life Periodic Cap


                             Number                     Pct. Of                                      Wtd. Avg.
Life Periodic                 Of       Principal          Pool      Gross    Wtd. Avg.                 Orig.      Pct     Pct Owner
     Cap                     Loans       Balance         By UPB     Coupon     FICO     Avg. UPB        LTV     Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
7.00%                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          48     $13,029,204       100.00%     6.278%      648     $271,442       83.97%    50.93%    89.86%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption and (ii) 1-Month and 6-Month LIBOR remain constant at 20%. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

Distribution   Loan Group I   Loan Group II                    Distribution   Loan Group I   Loan Group II
   Date         WAC Cap (%)    WAC Cap (%)     WAC Cap (%)        Date         WAC Cap (%)    WAC Cap (%)     WAC Cap (%)
------------   ------------   -------------    -----------     ------------   ------------   -------------    -----------
  Jul-04        6.03915%        6.41066%        6.02759%         Jul-09        6.03833%       12.00486%        6.35247%
  Aug-04        6.03900%        5.76943%        6.02739%         Aug-09        6.03833%       13.24679%        6.35386%
  Sep-04        6.03885%        5.24480%        6.02720%         Sep-09        6.03833%       12.39221%        6.35533%
  Oct-04        6.03870%        6.18119%        6.02701%         Oct-09        6.03833%       12.39226%        6.35686%
  Nov-04        6.03855%        5.40839%        6.02683%         Nov-09        6.03833%       12.80538%        6.35847%
  Dec-04        6.03839%        5.58270%        6.02665%         Dec-09        6.03832%       11.64130%        6.36014%
  Jan-05        6.03823%        5.96754%        6.02647%         Jan-10        6.03832%       13.72016%        6.36189%
  Feb-05        6.03807%        5.58238%        6.02630%         Feb-10        6.03832%       12.39245%        6.36371%
  Mar-05        6.03808%        6.18031%        6.02629%         Mar-10        6.03832%       13.72027%        6.36561%
  Apr-05        6.03809%        5.58205%        6.02627%         Apr-10        6.03832%       12.00528%        6.36758%
  May-05        6.03810%        5.76795%        6.02626%         May-10        6.03832%       13.24727%        6.36963%
  Jun-05        6.03811%        5.24344%        6.02625%         Jun-10        6.03832%       12.39265%        6.37176%
  Jul-05        6.03811%        6.17958%        6.02624%         Jul-10        6.03831%       12.39270%        6.37397%
  Aug-05        6.03812%        5.58139%        6.02623%         Aug-10        6.03831%       12.80584%        6.37626%
  Sep-05        6.03813%        5.40681%        6.02622%         Sep-10        6.03831%       11.64173%        6.37863%
  Oct-05        6.03814%        5.96595%        6.02621%         Oct-10        6.03830%       13.72066%        6.38109%
  Nov-05        6.03814%        5.70663%        6.03192%         Nov-10        6.03830%       12.00563%        6.38363%
  Dec-05        6.03815%        5.65805%        6.03802%         Dec-10        6.03830%       12.39296%        6.38626%
  Jan-06        6.03816%        6.36375%        6.04316%         Jan-11        6.03829%       13.24770%        6.38898%
  Feb-06        6.03817%        5.86289%        6.05630%         Feb-11        6.03829%       12.39307%        6.39179%
  Mar-06        6.03817%        6.90941%        6.05629%         Mar-11        6.03828%       13.72096%        6.39469%
  Apr-06        6.03818%        8.16333%        6.11999%         Apr-11        6.03828%       12.39318%        6.39769%
  May-06        6.03819%        7.95571%        6.12284%         May-11        6.03827%       12.80634%        6.40078%
  Jun-06        6.03819%        7.52303%        6.12588%         Jun-11        6.03827%       11.64218%        6.40397%
  Jul-06        6.03820%        8.36112%        6.12844%         Jul-11        6.03826%       13.72121%        6.40726%
  Aug-06        6.03820%        7.96530%        6.13500%         Aug-11        6.03826%       12.39340%        6.41065%
  Sep-06        6.03821%        7.96500%        6.13499%         Sep-11        6.03825%       12.00617%        6.41414%
  Oct-06        6.03822%        8.95059%        6.16679%         Oct-11        6.03824%       13.24824%        6.41774%
  Nov-06        6.03822%        8.19552%        6.16964%         Nov-11        6.03824%       12.39357%        6.42144%
  Dec-06        6.03823%        9.39716%        6.17269%         Dec-11        6.03823%       12.00633%        6.42525%
  Jan-07        6.03823%        9.14170%        6.17524%         Jan-12        6.03822%       13.24843%        6.42918%
  Feb-07        6.03824%        8.70939%        6.18180%         Feb-12        6.03821%       11.64261%        6.43322%
  Mar-07        6.03824%        9.95320%        6.18179%         Mar-12        6.03821%       13.72171%        6.43737%
  Apr-07        6.03825%       10.88747%        6.25233%         Apr-12        6.03820%       12.80699%        6.44164%
  May-07        6.03825%       10.93109%        6.25426%         May-12        6.03819%       12.80705%        6.44603%
  Jun-07        6.03826%       10.62351%        6.25632%         Jun-12        6.03818%       12.39399%        6.45055%
  Jul-07        6.03826%       11.03618%        6.25891%         Jul-12        6.03817%       12.80718%        6.45519%
  Aug-07        6.03827%       10.12342%        6.26331%         Aug-12        6.03816%       11.64295%        6.45995%
  Sep-07        6.03827%       11.52017%        6.26338%         Sep-12        6.03815%       13.24894%        6.46485%
  Oct-07        6.03828%       12.05495%        6.30404%         Oct-12        6.03814%       12.80736%        6.46987%
  Nov-07        6.03828%       11.30171%        6.30421%         Nov-12        6.03813%       12.00696%        6.47503%
  Dec-07        6.03829%       12.05537%        6.30442%         Dec-12        6.03811%       12.80750%        6.48033%
  Jan-08        6.03829%       12.07372%        6.30548%         Jan-13        6.03810%       12.80757%        6.48577%
  Feb-08        6.03829%       11.68445%        6.30578%         Feb-13        6.03809%       12.39448%        6.49136%
  Mar-08        6.03830%       12.49050%        6.30613%         Mar-13        6.03808%       13.72253%        6.49709%
  Apr-08        6.03830%       12.10882%        6.32599%         Apr-13        6.03806%       12.39460%        6.50296%
  May-08        6.03830%       11.73049%        6.32646%         May-13        6.03805%       11.64348%        6.50899%
  Jun-08        6.03831%       12.94408%        6.32699%         Jun-13        6.03804%       13.72275%        6.51518%
  Jul-08        6.03831%       12.51269%        6.32757%         Jul-13        6.03802%       12.80796%        6.52152%
  Aug-08        6.03831%       12.10914%        6.32820%         Aug-13        6.03801%       12.00753%        6.52803%
  Sep-08        6.03831%       12.10921%        6.32889%         Sep-13        6.03799%       12.80809%        6.53470%
  Oct-08        6.03832%       12.00446%        6.34276%         Oct-13        6.03798%       12.80816%        6.54154%
  Nov-08        6.03832%       13.24635%        6.34359%         Nov-13        6.03796%       12.39506%        6.54855%
  Dec-08        6.03832%       12.39179%        6.34449%         Dec-13        6.03794%       12.39512%        6.55573%
  Jan-09        6.03832%       12.39183%        6.34544%         Jan-14        6.03793%       12.00785%        6.56310%
  Feb-09        6.03832%       12.80494%        6.34645%         Feb-14        6.03791%       13.25010%        6.57064%
  Mar-09        6.03832%       13.71963%        6.34753%         Mar-14        6.03789%       13.72340%        6.57838%
  Apr-09        6.03832%       11.64094%        6.34867%         Apr-14        6.03787%       12.39541%        6.58630%
  May-09        6.03832%       13.24664%        6.34987%         May-14        6.03792%       12.00811%        6.59455%
  Jun-09        6.03833%       12.80513%        6.35113%         Jun-14        6.03797%       13.25042%        6.60315%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.